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                          SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C.









                                  PHARMAGENICS, INC.



                          ----------------------------------


                                    Exhibit 10.57


                                          to


                            QUARTERLY REPORT ON FORM 10-Q


                         For Quarter Ended September 30, 1996



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                           INCENTIVE STOCK OPTION AGREEMENT

    DATE OF GRANT:                     September 25,1995
    OPTIONEE:                          A. Steven Franchak
    NUMBER OF SHARES:                  2,000
    OPTION PRICE:                      $2.15
    EXERCISE MEASUREMENT DATE:         September 25,1995

    Pursuant to the 1993 Stock Option Plan (the "Plan") of PharmaGenics, Inc. (the "Company"), the Company has granted the individual named above (the "Optionee"), as of the Date of Grant set forth above, an option (this "Option") to purchase up to the aggregate number of shares of Common Stock, par value one cent ($0.01) per share (the "Common Stock"), of the Company set forth above (the "Optioned Shares") at the price per share (the "Option Price") set forth above, all upon the terms and conditions hereof.

    This Option is exercisable in installments, as provided herein, over a period of time commencing with the Exercise Measurement Date set forth above.

    This Option is subject to the provisions of the Terms and Conditions of Option attached hereto as Schedule A which shall govern the exercise of this Option and the transfer, sale, repurchase and escrow of the shares of Common Stock underlying this Option.

    This option agreement, including Schedule A attached hereto, (this "Agreement") and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, merging any and all prior agreements.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant set forth above.

PHARMAGENICS, INC.


By: /s/ Michael I. Sherman        /s/ A. Steven Franchak
    ----------------------        ----------------------
    Michael I. Sherman                 Optionee
    President


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                           INCENTIVE STOCK OPTION AGREEMENT

    DATE OF GRANT:                     March 18, 1996
    OPTIONEE:                          A.Steven Franchak
    NUMBER OF SHARES:                  5,500
    OPTION PRICE:                      $2.30
    EXERCISE MEASUREMENT DATE:         March 18, 1996

    Pursuant to the 1993 Stock Option Plan (the "Plan") of PharmaGenics, Inc. (the "Company"), the Company has granted the individual named above (the "Optionee"), as of the Date of Grant set forth above, an option (this "Option") to purchase up to the aggregate number of shares of Common Stock, par value one cent ($0.01) per share (the "Common Stock"), of the Company set forth above (the "Optioned Shares") at the price per share (the "Option Price") set forth above, all upon the terms and conditions hereof.

    This Option is exercisable in installments, as provided herein, over a period of time commencing with the Exercise Measurement Date set forth above.

    This Option is subject to the provisions of the Terms and Conditions of Option attached hereto as Schedule A which shall govern the exercise of this Option and the transfer, sale, repurchase and escrow of the shares of Common Stock underlying this Option.

    This option agreement, including Schedule A attached hereto, (this "Agreement") and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, merging any and all prior agreements.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant set forth above.

PHARMAGENICS, INC.


By: /s/ Michael I. Sherman             /s/ A. Steven Franchak
    ----------------------             ----------------------
    Michael I. Sherman                      Optionee
    President